                                                                      Exhibit 23


                        PRIORITY HEALTHCARE CORPORATION
       EXHIBIT 23 - CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

              Consent of Independent Certified Public Accountants

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-69921, 333-61479, 333-65927, 333-82481, 333-
56882 and 333-69280) of Priority Healthcare Corporation of our report dated February 15, 2002 appearing in this Form 10-K.


PricewaterhouseCoopers LLP
Orlando, Florida
March 20, 2002

                                      49